Exhibit 99.1

KnowBe4 Announces Preliminary Fourth Quarter 2022 Financial Results

TAMPA BAY, FL, January 24, 2023 — KnowBe4, Inc. (NASDAQ: KNBE), provider of the leading security awareness training and simulated phishing platform, today reported preliminary results for the fourth quarter ended December 31, 2022.

Fourth Quarter 2022 Business and Financial Highlights

	Q4-2022	Q4-2021
	(in thousands, except percentages and customers)
Revenues, net	$89,928	$69,307
Annual recurring revenue[1]	$367,731	$285,437
GAAP gross margin	85.4%	86.2%
Non-GAAP gross margin[1]	86.4%	87.2%
GAAP operating margin	(23.0)%	10.3%
Non-GAAP operating margin[1]	13.0%	21.7%
Net cash provided by operating activities	$19,483	$20,979
Free cash flow[1]	$17,978	$19,562
Number of customers[1]	56,867	47,174

[1]

A reconciliation of GAAP to non-GAAP financial measures and definitions of our key business metrics, including annualized recurring revenue, free cash flow and number of customers, is provided under the headings “Explanation of Non-GAAP Financial Information” and “Explanation of Key Business Metrics.”.

The financial results for the fourth quarter ended December 31, 2022 included in this release are preliminary, have not been reviewed or audited, are based upon KnowBe4’s estimates, and were prepared prior to the completion of the company’s financial statement close process. There can be no assurance that actual results will not differ from the preliminary financial information presented herein and such changes could be material.

About KnowBe4

KnowBe4 is the leading provider of “new-school” security awareness training and simulated phishing platform. Our mission is to enable your employees to make smarter security decisions, every day. Through our subscription-based services, your organization will have access to the leading security awareness training platform.

Pending Merger Agreement

As previously announced, on October 11, 2022, we entered into a definitive agreement pursuant to which we agreed to be acquired by Vista Equity Partners (“Vista”) in an all-cash transaction for $24.90 per share. Upon completion of the transaction, we will become a privately held company. The transaction is subject to customary closing conditions, including approval of the transaction by our stockholders. The transaction, which is expected to close in the first half of 2023, has been approved by our board of directors.

Explanation of Non-GAAP Financial Information

We believe that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations. To supplement our financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we consider certain financial measures that are not prepared in accordance with GAAP, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, and free cash flow as useful in evaluating our operating performance. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it assists investors in seeing our operating results through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our operating results over multiple periods with other companies in our industry. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Non-GAAP Gross Profit and Non-GAAP Gross Margin

We define non-GAAP gross profit as GAAP gross profit excluding stock compensation expense, amortization of acquired intangible assets and acquisition and integration related costs. Costs associated with acquisitions and integration include legal, accounting and other professional fees, changes in the fair value of contingent consideration obligations and other costs related to the transition of the acquired business. We believe non-GAAP gross profit and non-GAAP gross margin provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of our results of operations, as this metric generally eliminates the effects of certain variables unrelated to our overall operating performance.

	Three Months Ended December 31,
	2022	2021
	(in thousands, except percentages)
Gross profit	$76,834	$59,735
Add: Stock compensation expense	149	217
Add: Amortization of acquired intangible assets	716	465

Non-GAAP gross profit	$77,699	$60,417

GAAP gross margin	85.4%	86.2%

Non-GAAP gross margin	86.4%	87.2%

Non-GAAP Operating Income (Loss) and Non-GAAP Operating Margin

We define non-GAAP operating income (loss) as GAAP operating income (loss) excluding stock compensation expense, amortization of acquired intangible assets, acquisition and integration related costs and merger-related transaction expenses. Costs associated with acquisitions and integration include legal, accounting and other professional fees, changes in the fair value of contingent consideration obligations and other costs related to the transition of the acquired business. Nonrecurring expenses associated with the pending transaction with Vista include legal and other professional fees. We believe non-GAAP operating income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables unrelated to our overall operating performance. Non-GAAP operating margin is calculated as non-GAAP operating income (loss) divided by revenues.

	Three Months Ended December 31,
	2022	2021
	(in thousands, except percentages)
Operating (loss) income	$(20,665)	$7,122
Add: Stock compensation expense	17,077	6,073
Add: Amortization of acquired technology and intangible assets	875	626
Add: Acquisition and integration related costs	—	1,235
Add: Merger transaction expenses	14,440	—

Non-GAAP operating income	$11,727	$15,056

GAAP operating margin	(23.0)%	10.3%

Non-GAAP operating margin	13.0%	21.7%

Free Cash Flow

We define free cash flow as net cash provided by operating activities, the most directly comparable financial measure calculated in accordance with GAAP, less purchases of property, equipment, amounts capitalized for internal-use software and principal payments on finance leases. We believe that free cash flow is a meaningful indicator of liquidity to management and investors about the amount of cash generated from our operations that, after the investments in property, equipment and capitalized internal-use software, can be used for strategic initiatives.

	Three Months Ended December 31,
	2022	2021
	(in thousands, except percentages)
Net cash provided by operating activities	$19,483	$20,979
Less: Purchases of property and equipment	(739)	(796)
Less: Capitalized internal-use software	(754)	(611)
Less: Principal payments on finance leases	(12)	(10)

Free cash flow	$17,978	$19,562

Explanation of Key Business Metrics

In addition to GAAP measures of performance, we regularly monitor certain financial and operating metrics, including number of customers and annual recurring revenue (“ARR”), in order to measure our current performance and estimate our future performance. We regularly review and may adjust our processes for calculating our internal metrics to improve their accuracy.

Number of Customers

We define a customer as a separate and distinct buying entity, such as a company, an educational or government institution or a distinct business unit of a large company that has an active contract with us to access our platform. We do not consider our channel partners as separate customers as our contracts are executed with the end user, and we treat MSPs, who may purchase our products on behalf of multiple companies, as a single customer. We believe that our ability to increase and retain the number of customers on our platform is an indicator of our market penetration, the growth of our business and potential future business opportunities.

Annual Recurring Revenue

We define ARR as the annualized value of all contractual subscription agreements as of the end of the period. We perform this calculation on an individual contract basis by dividing the total dollar amount of a contract by the total contract term stated in months and multiplying this amount by twelve to annualize. Calculated ARR for each individual contract is then aggregated to arrive at total ARR. We believe that ARR is a key metric to measure our business performance because it is driven by our ability to acquire new customers and to maintain and expand our relationship with existing customers.

	December 31,
	2022	2021
	(dollars in thousands)
Number of customers	56,867	47,174
Annual recurring revenue	$367,731	$285,437

Available Information

KnowBe4 announces material information to the public about KnowBe4, its products and other matters through a variety of means, including filings with the SEC, press releases, public conference calls, webcasts, its Investor Relations website, its Twitter accounts (@KnowBe4) and its blogs (including blog.knowbe4.com/) in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally involve risks and uncertainties. In some cases, you can identify forward looking statements because they contain words such as “may,” “will,” “should,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern KnowBe4’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this press release include, but are not limited to, statements related to the Transaction, including the expected timing of the closing of the Transaction and expectations for KnowBe4 following the closing of the Transaction, and statements regarding our future financial and operating performance. There are a number of risks that could cause actual results to differ materially from statements made in this press release, including: the possibility that the conditions to the closing of the Transaction are not satisfied, including the risk that our stockholders do not approve the adoption of the Merger Agreement; the occurrence of any event, change or other circumstance that could result in the Merger Agreement being terminated, including in circumstances that would require us to pay a termination fee or other expenses; uncertainties as to the timing of the consummation of the Transaction; the effect of the pendency of the Transaction and related publicity on our current plans and operations, including our ability to retain and hire key personnel and our ability to maintain relationships with our current and prospective customers, suppliers and others with whom we do business; the diversion of management’s attention from our ongoing business operations due to processes related to the Transaction; our limited operating history; our ability to identify and effectively implement the necessary changes to address execution challenges; risks associated with managing our rapid growth; our limited experience with new product and subscription introductions and the risks associated with new products and subscriptions, including the risk of defects, errors, or vulnerabilities; our ability to attract new and retain existing customers; the integration of companies we have acquired and may acquire in the future; the failure to timely develop and achieve market acceptance of new products as well as existing products; rapidly evolving technological developments in the market; length of sales cycles; the emergence and impact of new COVID-19 variants and related public health measures on our and our customers’ business; and general market, political, economic, and business conditions.

Additional risks and uncertainties that could affect our financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth from time to time in our filings and reports with the Securities and Exchange Commission (“SEC”), including in our most recent Quarterly Report on Form 10-Q and any subsequent filings with the SEC. Copies of these filings are available free of charge at the SEC’s website at www.sec.gov or upon request from our investor relations department. You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements, including, as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Investor Relations Contact:

Ken Talanian

ir@knowbe4.com

Press Contact:

Kathy Wattman

pr@knowbe4.com